                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                            MOYCO TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)

                       Joseph Sternberg, General Counsel
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       -------------------------------------------------------------------------
    5) Total Fee Paid:


       -------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of its filing.

    1) Amount previously paid:

       -------------------------------------------------------------------------
    2) Form, Schedule or Registration No.:

       -------------------------------------------------------------------------
    3) Filing party:

       -------------------------------------------------------------------------
    4) Date filed:

       -------------------------------------------------------------------------

                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                            Montgomeryville, PA 18936

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on January 31, 2001

To the Stockholders of MOYCO TECHNOLOGIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MOYCO TECHNOLOGIES, INC. (the "Corporation") will be held at the Executive Offices of the Corporation at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936, on January 31, 2001 at 1:00 p.m., local time, for the purpose of electing six (6) members to the Corporation's Board of Directors and to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on January 4, 2001 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.

                                             By Order of the Board of Directors,

                                             William Woodhead, Secretary

Dated: January 5, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 Letterhead of:

                             GOLDSTEIN & DIGIOIA LLP
                              369 Lexington Avenue
                            New York, New York 10017
                            Telephone (212) 599-3322
                            Telecopier (212) 557-0295


                                             January 5, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  EDGAR Filing
     Name of Company         : Moyco Technologies, Inc.
     Type of Report          : Definitive Proxy Statement for Annual Meeting
     SEC File No.            : 000-04123

Ladies/Gentlemen:

         On behalf of the above-referenced Registrant, we transmit to you the Registrant's EDGAR filing of its definitive Proxy Statement for the Annual Meeting to be held on January 31, 2001. The form of Proxy card is also annexed to the filing.

         We request both electronic and hard copy acceptance message.

         A manually signed hard copy of the transmitted report has been retained together with the Company's books and records.

         Pursuant to Rule 901(d) of Regulation S-T, we have forwarded seven paper copies of the Annual Report to your Operations Center in Alexandria, Virginia. We have also forwarded by mail seven copies of the Annual Report sent to shareholders.

                                                    Very truly yours,

                                                    /s/ Michael Goldstein
                                                    ---------------------------
                                                    Michael Goldstein

                            MOYCO TECHNOLOGIES, INC.
                               200 Commerce Drive
                            Montgomeryville, PA 18936

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                         To Be Held on January 31, 2001

         This Proxy Statement and the accompanying form of proxy have been mailed on or about January 5, 2001 to the Stockholders of record of shares of Common Stock as of January 4, 2001 of MOYCO TECHNOLOGIES, INC., a Pennsylvania corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m. at the Corporation's corporate offices, 200 Commerce Drive, Montgomeryville, Pennsylvania, on Wednesday, January 31, 2001and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         On January 4, 2001 (the "Record Date"), there were 5,034,392 shares of Common Stock, par value $.005 par value ("Common Stock") issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock is entitled to one (1) vote on each matter submitted to Stockholders. Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the election of the six (6) persons nominated by the Board of Directors.

        Any proxy may be revoked at any time before it is voted. A Stockholder may revoke a Proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for Directors.

        The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to Stockholders for the fiscal year ended June 30, 2000, including financial statements, accompanies this Proxy Statement.

         The principal executive offices of the Corporation are located at 200 Commerce Drive, Montgomeryville, Pennsylvania 18936. The Corporation's telephone number is (215) 855-4300.

Independent Public Accountants

     The Board of Directors of the Corporation has selected BDO Seidman, LLP Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending June 30, 2000. Stockholders are not being asked to approve such selection because such approval is not required. The audit services provided by BDO Seidman, LLP consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of BDO Seidman, LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, $.005 par value per share. Each share of Common Stock entitles its holder to one vote on each matter submitted to Stockholders. As of the Record Date, there were 5,034,392 shares of Common Stock issued and outstanding.

         The following table sets forth certain information as of January 4, 2001 with respect to (i) each director and each executive officer, (ii) and all directors and officers as a group, and (iii) the persons (including any "group" as that term is used in Section l3(d)(3) of the Securities Exchange Act of
l934), known by the Corporation to be the beneficial owner of more than five (5%) percent of the Corporation's Common Stock. Mr. Marvin E. Sternberg, the Corporation's Chief Executive Officer, is the father of Joseph S. Sternberg and Mark E. Sternberg, the Corporation's General Counsel and Administrative Vice President, respectively.

                                                                   Amount and Nature
                               Name and Address of                   of Beneficial              Percentage
   Type of Class                Beneficial Holder                    Ownership (1)               of Class
   -------------               -------------------                 -----------------            ----------
Common                Marvin E. Sternberg                                2,954,741 (2)             58.7%
                      c/o Moyco Technologies 200 Commerce
                      Drive
                      Montgomeryville, PA 18938

Common                William Woodhead                                      12,000                  0.2%
                      c/o Moyco Technologies 200 Commerce
                      Drive
                      Montgomeryville, PA 18938

Common                Irvin Paul                                                 0                 0.00%
                      c/o Moyco Technologies 200 Commerce
                      Drive
                      Montgomeryville, PA 18938

Common                Marvin Cravetz                                        39,600                  0.8%
                      c/o Moyco Technologies 200 Commerce
                      Drive
                      Montgomeryville, PA 18938

Common                Joseph S. Sternberg                                  200,582 (3)              4.0%
                      c/o Moyco Technologies 200 Commerce
                      Drive
                      Montgomeryville, PA 18938

Common                Mark E. Sternberg                                    178,753                  3.6%
                      c/o Moyco Technologies 200 Commerce
                      Drive
                      Montgomeryville, PA 18938

Directors/Officers as a group                                            3,385,676                 67.3%

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

(2) Includes exercisable stock options and/or interests held in the Corporation's Key Executive Stock Option Plan. Includes 222,131shares of the Corporation's Common Stock held by Susan Sternberg, Mr. Sternberg's wife.

(3)  Does not include 220 shares of the Corporation's Common Stock held by Ellen
     J. Sternberg, his wife.

*Percentage not significant.

                                 CERTAIN REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Company, the Company believes that during the fiscal year ended June 30, 2000, all officers, Directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements during the 2000 fiscal year.

                            I. ELECTION OF DIRECTORS

      The precise number of persons on the Board of Directors is determined by the Board of Directors which has set the number at six persons. The Board of Directors currently consists of four members elected for a term of one year and until their successors are duly elected and qualified. Two nominees for the Board of Directors do not currently serve on the Corporation's Board of Directors

          The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

          The following table sets forth certain information as of January 4, 2001 with respect to the directors and executive officers of the Corporation, including the six (6) nominees who will be selected at the 200l Annual Meeting.

NOMINEES CURRENTLY SERVING AS DIRECTORS

         Name                 Age                Office
         ----                 ---                ------

  Marvin E. Sternberg         66        President, Chief Executive Officer and
                                        Chairman of the Board

  William Woodhead            63        Director, Secretary and Treasurer

  Irvin Paul                  71        Director

  Marvin Cravetz              63        Director


NOMINEES NOT CURRENTLY SERVING AS DIRECTORS

         Name                Age                Office
         ----                ---                ------

  Donald Gleklen              64        Director

  Cathy Neifeld, Esq.         39        Director

         All directors hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the Board of Directors. Marvin E. Sternberg, the Corporation's Chairman, President and Chief Executive Officer is the father of Joseph S. Sternberg, the Corporation's General Counsel and Mark E. Sternberg, the Corporation's Administrative Vice President.

         Marvin E. Sternberg, is the Chairman of the Board, President and Chief Executive Officer of the Corporation. Hew has been an officer and Director of the Corporation since 1974.

         William Woodhead, joined the Corporation in January 1985 as Controller. He was elected Secreatry and a Director in December of 1985.

         Dr. Irvin Paul, is engaged in the practice of dentistry with offices in Upper Darby, Pennsylvania and has been a Director of the Corporation since 1975.

         Dr. Marvin Cravetz, D.D.S., was engaged in the practice of dentistry with offices in Hatboro, Pennsylvania and has been a Director of the Corporation since 1985.

         Donald Gleklen, is a strategic business advisor and private investor and has extensive experience as a senior corporate executive, banker and lawyer. He is the retired Chairman and Chief Executive Officer of IntelliHealth, Inc., an internet company providing healthcare content to consumers that was a joint venture of Aetna US Healthcare and Johns Hopkins Health System. Mr. Gleklen holds a B.A. from Cornell University and a law degree from Columbia University.

         Cathy Neifeld, Esq., is currently the President of Mega Systems, Inc., an international large format film projection system company and a subsidiary of Safeguard Scientifics, a company whose common stock trades on the New York Stock Exchange. Ms. Neifeld previously served as the General Counsel and an Executive Vice President of Mega Systems. Prior to joining Mega Systems, Ms. Neifeld was engaged in the private practice of law. Ms. Neifeld holds a B.A. from Brandeis University and J.D. from the University of Miami School of Law.

Committees of the Board of Directors

         The Board of Directors has three (3) Committees: Audit, Compensation and Key Employee Stock Option Committee.

         Audit Committee. The Audit Committee of the Board of Directors acts to:
(i) acquire a complete understanding of the Company's audit functions; (ii) review with management the finances, financial condition and interim financial statements of the Company; (iii) review with the Company's independent accountants the year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by the independent accountants. During the fiscal year ended June 30, 2000, the Audit Committee held several informal meetings at which the members of the Committee discussed Committee-related business.

         The Audit Committee adopted a written charter governing its actions on April 19, 2000. The Charter of the Audit Committee of the Company appears in full at Exhibit A of this Proxy Statement. Both members of the Company's Audit Committee are "independent" within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

         The audit committee hereby states that it:

o has reviewed and discussed the audited financial statements with the Company's management;

o has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

o has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence; and

o has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 for filing with the Commission.

The Audit Committee of the Board of Directors of Moyco Technologies, Inc.:

         Dr. Marvin Cravetz                          Dr. Irvin Paul

         Compensation Committee. The members of the Compensation Committee are Mr. Marvin Sternberg and Mr. William Woodhead. The Compensation Committee functions include the review of compensation of the Company's officers and to review transactions in which officers, directors or employees may have a potential conflict of interest. During the fiscal year ended June 30, 2000, the Committee held several informal meetings at which the members of the Committee discussed Committee-related business.

         Key Employee Stock Option Committee. The members of the Key Employee Stock Option Committee are Mr. Marvin Sternberg and Mr. William Woodhead. The Key Employee Stock Option Committee functions include the determination of whether any employees will be granted stock options. During the fiscal year ended June 30, 2000, the Committee held several informal meetings at which the members of the Committee discussed Committee-related business.

Meetings of the Board of Directors; Committees

         During the fiscal year ended June 30, 2000, the Board of Directors of the Company met on one occasion. Marvin E. Sternberg, William Woodhead and Dr. Marvin Cravetz attended this meeting. Dr. Irvin Paul did not attend this meeting. At least twelve informal board meetings were held during the fiscal year ended June 30, 2000 attended by Messrs. Sternberg and Woodhead.

Compensation of Directors

         Directors are not compensated for their services as directors. It is the Corporation's policy to grant each non-employee director an option to purchase one thousand shares of the Corporation's Common Stock at the market value on the date of the annual meeting for each director's meeting they attend. In addition, the non-employee directors' travel expenses incurred to attend a meeting are reimbursable. The exercise price of the options is equal to the fair market value of the Corporation's Common Stock on the date of the grant. All directors who are also employees do not receive any other compensation for service as director.

Vote Required

         The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Directors.

         THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL I.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

         The following table provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid by the Corporation during the years ended June 30, 2000, 1999 and 1998 to each of the named executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

                                                                                                               Long Term
                                                                                                          Compensation Awards
                                                                                                      -----------------------------
                                                                                                                           No. of
                                                                                                                         Securities
                                                                                                      Restricted         Underlying
      Name and Principal        Fiscal                                         Other Annual              Stock             Options/
           Position              Year           Salary          Bonus        Compensation (1)           Award(s)             SARs
      ------------------        ------          ------          -----        ----------------         ----------         ----------
Marvin E. Sternberg              2000          $306,075           0               $2,998                   0                  0
 Chairman,                       1999           289,450           0                3,614                   0                  0
 President and                   1998           265,000           0                3,750                   0                  0
 Chief Executive
 Officer

Joseph S. Sternberg              2000          $116,130           0               $2,915                   0                  0
 Vice President and              1999           115,040           0                2,876                   0                  0
 General Counsel                 1998           103,175           0                2,804                   0                  0

Mark E. Sternberg                2000          $116,130           0               $2,915                   0                  0
 Administrative Vice-            1999           110,400           0                2,760                   0                  0
 President                       1998           101,775           0                2,769                   0                  0

William Woodhead                 2000          $102,797           0               $2,319                   0                  0
 Secretary/Treasurer             1999            96,150        $5,000              2,400                   0                  0
                                 1998            90,000           0                2,345                   0                  0

(1) Includes contributions by the Corporation for each of the named officers to the Corporation's 401(k)/Profit Sharing Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No options or stock appreciation rights were granted to the Corporation's directors or executive officers during the fiscal year ended June 30, 2000.




                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

         None of the Corporation's directors or executive officers exercised any options or stock appreciation rights during the fiscal year ended June 30, 2000.

Stock Option Plans

         On October 30, 1992, the Board of Directors (the "Board") adopted a Key Employee Stock Option Plan (the "Plan") which was approved by vote of the Corporation's shareholders at the December, 1992 meeting. The Plan initially limited grants of stock options ("Options") to employees, officers and directors who are officers of the Corporation. In fiscal year 1997, the Board and shareholders amended the Plan to permit grants of Options to non-employee directors.

         The purpose of the Plan is to further the long-term growth of the Corporation by offering incentive compensation in the form of Options relating to the long term performance goals of those employees and non-employee directors who are responsible for planning, directing and achieving such growth. The Plan is also intended to be a means of reinforcing the commonality of interest between the Corporation and employees and non-employee directors, and as an aid in attracting and retaining employees and non-employee directors of outstanding abilities and specialized skills. Unless sooner terminated by the Corporation's shareholders or the Board, the Plan shall remain in effect for a period of ten years from the original date of the Plan's adoption by the Board.

         The Plan is administered by the Corporation's stock Option Plan Committee (the "Committee"). The members of the Committee are to be appointed by the Board to serve until their respective successors have been appointed and consists of two or more non-employee directors. Mr. Sternberg and Mr. Woodhead are currently members of the Committee. The Committee has sole discretion to select the employees, including an employee who is an officer or a director of the Corporation, to whom Options may be granted, to determine the amounts of such grants and to interpret, construe and implement the Plan. All non-employee directors will receive Options under the terms of the Plan, as amended.

         An aggregate of 200,000 shares of Common Stock of the Corporation are authorized for Options to be granted from time to time. Key employees, including an employee who is an director or an officer, who are selected from time to time by the Committee are eligible to receive Options under the Plan. Since the plan provides for discretion in the selection of employees to whom grants will be made, the number of persons who participate cannot be determined. Options for no more than five percent of these shares of Common Stock subject to the Plan may be granted to any individual owning more than ten percent (10%) of the issued and outstanding Common Stock. The Plan, as amended, provides a grant to each non-employee director of an Option for One Thousand shares of the Corporation's Common stock at the market value on the date of the annual meeting for each directors meeting they attend. Options granted to non-employee directors expire five years form the date of grant . Each Option granted to non-employee directors is vested and exercisable in full on the date of grant.

         If an optionee ceases to be employed by the Corporation, the employee's Option terminates immediately. If the optionee's cessation of employment is due to retirement with the Corporation's consent, the optionee may exercise the Option within three months after cessation of employment. If an optionee dies while employed by the Corporation, or within three months after having retired with the Corporation's consent, the executor or administrate, legatee or heir, if there be no executor or administrator, shall have the right to exercise the Option to the extent the deceased optionee was entitled to exercise the Option.

         The purchase price for the Common Stock under each Option is the fair market value of the Common Stock on the date the option is granted, but in no event less than the par value of the Stock. The Option price must be paid in full at the time an Option is exercised in cash or in shares of Common Stock with a current fair market value equivalent to the Option price. Options granted under the Plan to employees are exercisable during a period of ten years from the date of grant.

         No Option granted under the plan to an employee is transferable except by will or pursuant to a qualified domestic relations order or the laws of descent and distribution. Options granted to non-employee directors are transferable to the spouse or children of the non-employee director and by will or by the laws of descent and distribution.

         The Plan provides for appropriate adjustments of the provisions of outstanding Options and the number of shares available for future awards in the event of any changes in the outstanding Common Stock by reason of a corporate merger, stock split or similar events. The Board may terminate, amend or modify the Plan at any time; provided, however, that no such action of the Board shall in any manner affect any Option theretofore granted to an optionee under the Plan without the consent of the optionee.

         During the Corporation's fiscal year ended June 30, 2000, no Options were granted to the Corporation's officers.

Indemnification of Directors and Officers

         The Pennsylvania Business Corporation Law of 1988 provides generally that a corporation may indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative in nature to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such suit or proceeding, if he acted in good faith and in a manner believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe his conduct was unlawful.

         The By-Laws of the Corporation provide for indemnification of officers and directors of the Corporation to the greatest extent permitted by Pennsylvania law for any and all fees, costs and expenses incurred in connection with any action or proceeding, civil or criminal, commenced or threatened, arising out of services by or on behalf of the Corporation, provided such officer's or director's acts is determined by a court to have constituted willful misconduct or recklessness.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Corporation pursuant to the foregoing provisions, the Corporation has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable.

Certain Relationships and Related Transactions

         No director, executive officer or any security holder owning 5% or more of the Corporation's Common Stock had any material interest, direct or indirect, in any business transaction of the Company during the fiscal year ended June 30, 2000, or in any such proposed transaction, except that in January 2000, the Chief Executive Officer of the Company transferred 181,500 shares of the Company's common stock in payment of certain legal fees owing to the Company's counsel in the litigation with Dentsply International, Inc., which has been incurred and recorded by the Company in the prior fiscal year. The Company issued a promissory note in the principal amount of $257,000, to its Chief Executive Officer, the stipulated value of the shares transferred. The note is payable in full on December 31, 2002. Interest at the annual rate of 10% is payable on December 31 of each year, but the Company may elect to defer payment of interest and add it to the principal amount due.

         For information concerning compensation of the Corporation's executive officers and directors, see "MANAGEMENT -- Executive Compensation."

                         STOCKHOLDER PROPOSALS FOR 2001

         The Corporation's Annual Meeting of Shareholders will be held on or about December 5, 2001. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposals in writing to the Corporation before August 7, 2001.

                              FINANCIAL INFORMATION

          A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED JUNE 30, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM WOODHEAD, SECRETARY, MOYCO TECHNOLOGIES, INC., 200 COMMERCE DRIVE, MONTGOMERYVILLE, PA 18936. Each such request must set forth a good faith representation that as of January
4, 2001 the person making the request was the beneficial owner of shares of the Corporation's Common Stock entitled to vote at the Annual Meeting of Stockholders. You may also obtain a copy of the Company's Form 10-K over the Internet from the SEC's Web Site, "WWW.SEC.GOV".

                               II. OTHER BUSINESS

         As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                                 By Order of the Board of Directors



                                 William Woodhead, Secretary

January 5, 2001

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                       Exhibit A

                            MOYCO TECHNOLOGIES, INC.
                     Unanimous Written Consent of Directors

                                 April 19, 2000

         The undersigned, being all of the members of the Board of Directors of Moyco Technologies, Inc., a Pennsylvania corporation (the "Corporation"), do hereby consent to the adoption of the following resolutions in accordance with the Bylaws of the Corporation and the Business Corporation Law:

         WHEREAS, the Board of Directors has for many years had an Audit Committee to work with the Corporation's independent certified public accountants and to assure that the Corporation's financial accounting conforms to the best practice and that the Corporation has in place an adequate system of financial controls; and

         WHEREAS, the Corporation is required by new rules adopted by the Securities and Exchange Commission and as a condition to the continued listing of its stock on the NASDAQ SmallCap Market to adopt a Charter for the Audit Committee, in order to clarify its responsibilities and provide a framework for its operations;

         NOW, THEREFORE, be it

         RESOLVED, that the following be, and is hereby, adopted as the Charter of the Corporation's Audit Committee:

                                  Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

                              Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

                                Responsibilities

In carrying out its responsibilities, the audit committee's policies and procedures shall remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the

MOYCO TECHNOLOGIES, INC.
Unanimous Written Consent of Directors
April 19, 2000                                                            Page 2

corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the audit committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and all the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically shall review company policy statements to determine their adherence to appropriate rules of conduct.

         IN WITNESS WHEREOF, we have executed this Unanimous Consent of Directors this 19th day of April, 2000.

----------------------------------       ------------------------------------
Marvin E. Sternberg                      Irvin Paul, DDS


----------------------------------       ------------------------------------
William Q. Woodhead                      Marvin Cravetz, DDS

                            MOYCO TECHNOLOGIES, INC.

                Annual Meeting of Stockholders - January 31, 2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Joseph S. Sternberg and Mark E. Sternberg, and each of them, proxies, with full power of substitution to each, to vote all shares of Common Stock of MOYCO TECHNOLOGIES, INC., owned by the undersigned at the Annual Meeting of Stockholders of MOYCO TECHNOLOGIES, INC., to be held on January 31, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

         I. ELECTION OF DIRECTORS

FOR all nominees listed                       WITHHOLD AUTHORITY to vote for all
(except as marked to the contrary below) / /   nominees listed below / /

Marvin E. Sternberg           William Woodhead                  Irvin Paul

  Marvin Cravetz               Donald Gleklen                  Cathy Neifeld

         Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list above)

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposal I above and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.

         Either of the proxies or their respective substitutes, who shall be present and acting, shall have and may exercise all the powers hereby granted.


                                (Continued and to be signed on the reverse side)

         WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED, IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


                                        Dated:                           , 2001
                                              ---------------------------

                                        Signature(s)
                                                    ----------------------------

                                        (Please date and sign exactly as name
                                        appears at left. For joint accounts,
                                        each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)